UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                          PURSUANT TO SECTION 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): June 24, 2003


                            NAUTICA ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                  0-6708                   95-2431048
(State of incorporation)     (Commission File     I.R.S. Employer Identification
                                  Number)                    Number)


40 West 57th Street, New York, New York                        10019
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:      (212) 541-5757


                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.


      On June 24, 2003, the Board of Directors of the Company authorized Amendment No. 1 (the "Amendment") to the Rights Agreement, dated as of November 2, 2001 (the "Rights Agreement"), between the Company and Mellon Investor Services LLC, as Rights Agent. Pursuant to the Amendment, the definition of "Acquiring Person" set forth in the Rights Agreement has been amended to remove an express exception applicable to the Company's Chairman of the Board, Harvey Sanders, and the redemption provisions in the Rights Agreement have been amended to provide that, in the event of a "Qualifying Tender Offer", the Rights will be redeemed under certain circumstances.

      A "Qualifying Tender Offer" means a tender offer by an offeror, commenced and mailed to the Company's stockholders, which meets all of the following requirements: (i) the tender offer must provide for the acquisition of any and all of the outstanding shares of common stock, par value $.10 per share, of the Company ("Common Shares") (other than shares beneficially owned by the offeror) solely for cash at the same price and at a price that is at least 25% greater than the highest closing price for the twenty (20) trading days immediately prior to the commencement of the tender offer or, if applicable, any earlier announcement of an intention by the offeror to seek to acquire the Company, (ii) such offer must remain open for at least 120 days after the offer has been commenced and mailed to the Company's stockholders and may not be subject to the satisfaction of any conditions relating to the business, financial condition, results of operations or prospects of the Company (other than such as are based on information publicly disclosed by the Company), any financing conditions or any conditions relating to approval of the offeror's stockholders, (iii) the offeror must have retained an independent, nationally-recognized investment banking firm and received such firm's written opinion, dated as of the date of the Qualifying Tender Offer, stating that the tender offer price is fair from a financial point of view to the Company's stockholders (other than the offeror) and a copy of such written opinion must have been included in the tender offer materials sent to stockholders pursuant to the rules and regulations of the Securities and Exchange Commission, (iv) the offeror must have (A) obtained firm written financing commitments from recognized financing sources and/or have on hand cash or cash equivalents, which financing and/or cash or cash equivalents will be available at the time of acceptance for purchase of the shares pursuant to the tender offer (and the merger agreement described in the following paragraph, if applicable) in an amount sufficient to cover (x) the full amount of all financing necessary to purchase all of the Common Shares then outstanding (other than shares beneficially owned by the offeror) on a fully diluted basis and (y) all related expenses (including amounts necessary to refinance any indebtedness of the Company or its subsidiaries which will become due upon consummation of the Qualifying Tender Offer) and (B) set forth a copy of any such financing commitments in the tender offer materials sent to stockholders pursuant to the rules and regulations of the Securities and Exchange Commission and (v) the offeror must have irrevocably committed in writing to the Company, and disclosed in the tender offer materials sent to stockholders pursuant to the rules and regulations of the Securities and Exchange Commission, that the offeror will not make any amendment of the original offer which reduces the price of the number of shares being sought, changes the form of consideration offered or is any other respect materially adverse to the Company's stockholders.

      The Amendment provides that the Rights issued pursuant to the Rights Agreement will be redeemed immediately prior to the purchase by the offeror of shares pursuant to a Qualifying Tender Offer, provided that (1) the offeror has not previously become an "Acquiring Person", (2) such Qualifying Tender Offer must have been mailed to stockholders at least 120 days prior to the consummation of such purchase, (3) the number of shares validly tendered and not withdrawn in the Qualifying Tender Offer (other than shares beneficially owned by the offeror) represent at least a majority of the Company's outstanding Common Shares on a fully diluted basis, (4) the offeror has irrevocably agreed to complete, promptly after the acceptance of shares pursuant to the Qualifying Tender Offer, a merger transaction with the Company in which all shares not tendered and purchased would be converted into the right to receive an amount in cash not less than the price paid or to be paid in the Qualifying Tender Offer, and (5) at a meeting called, at the discretion of the Board of Directors, within 120 days after the commencement and mailing of the Qualifying Tender Offer, which meeting shall be held on a date not more than 180 days after the commencement and mailing of the Qualifying Tender Offer, holders of a majority of the outstanding Common Shares outstanding as of the record date for the special meeting (excluding shares beneficially owned by the offeror) have not voted to keep the Rights outstanding.

      The definition of "Beneficial Owner" set forth in the Rights Agreement has been amended to exclude any and all Common Shares issued or issuable upon exercise of options that are granted or first become exercisable after June 26, 2003 pursuant to the terms of any stock option plan of the Company approved or ratified by the affirmative votes of a majority of the outstanding Common Shares entitled to vote at a duly commenced meeting of the Company's stockholders.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      Exhibits

      1. Rights Agreement, dated as of November 2, 2001, between Nautica Enterprises, Inc. and Mellon Investor Services LLC, as Rights Agent, which includes the Certificate of Designations of Series A Junior Participating Preferred Stock as Exhibit A, form of Right Certificate as Exhibit B and the Summary or Rights to Purchase Preferred Stock as Exhibit C (incorporated by reference to Exhibit 1 to the Company's Current Report on Form 8-K, filed November 2, 2001).

      2. Amendment to the Rights Agreement, dated as of June 26, 2003, between Nautica Enterprises, Inc. and Mellon Investor Services LLC, as Rights Agent.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated as of:  June 26, 2003


                                        NAUTICA ENTERPRISES, INC.



                                        By:  /S/ WAYNE A. MARINO
                                             -----------------------------------
                                             Name:  Wayne A. Marino
                                             Title: Senior Vice President &
                                                    Chief Financial Officer

                                INDEX TO EXHIBITS

EXHIBIT NO.    DESCRIPTION


    1 Rights Agreement, dated as of November 2, 2001, between Nautica Enterprises, Inc. and Mellon Investor Services LLC, as Rights Agent, which includes the Certificate of Designations of Series A Junior Participating Preferred Stock as Exhibit A, form of Right Certificate as Exhibit B and the Summary or Rights to Purchase Preferred Stock as Exhibit C (incorporated by reference to
               Exhibit 1 to the Company's Current Report on Form 8-K, filed November 2, 2001).

    2 Amendment to the Rights Agreement, dated as of June 26, 2003, between Nautica Enterprises, Inc. and Mellon Investor Services LLC, as Rights Agent.